Exhibit 10.13

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
(Incremental Loan Assumption Agreement & Refinancing Amendment)

This THIRD AMENDMENT, dated as of March 15, 2017 (this “Amendment”), is made by and among Altice US Finance I Corporation, a Delaware corporation (the “Borrower”), each of the other Loan Parties signatory hereto, Goldman Sachs Lending Partners LLC as an additional lender (together with any other financial institution that signs this Amendment as an additional lender, the “Additional Lenders” and each, an “Additional Lender”), and Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as joint lead arrangers and global coordinators (the “Lead Arrangers”, together with Barclays Bank PLC, Citigroup Global Markets INC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities INC, TD Securities (USA) LLC and The Bank of Nova Scotia as joint arrangers and bookrunners, the “Arrangers” and each, an “Arranger”), the March 2017 Refinancing Term Consenting Lenders (as defined below) and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”) for the Lenders.  Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 12, 2015 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the First Amendment to Credit Agreement, dated as of October 25, 2016, and the Second Amendment to Credit Agreement, dated as of December 9, 2016, and as may be further amended, restated, modified or supplemented from time to time, including pursuant to this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time;

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may establish Incremental Term Loan Commitments with banks, financial institutions and other institutional lenders who will become Incremental Term Lenders (which, for the avoidance of doubt, may be existing or additional Lenders);

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower may request new term loans to extend, renew, replace, repurchase, retire or refinance, in whole or in part, existing Term Loans pursuant to the procedures described therein;

WHEREAS, the Borrower, the Additional Lenders and each March 2017 Refinancing Term Consenting Lender desire to establish (i) incremental loan facilities in an aggregate principal amount of $450,000,000 in accordance with Section 2.22 of the Credit Agreement and (ii) refinancing loan facilities in an aggregate principal amount of $815,000,000 to refinance in full (including by way of the Term Loan Conversions (as defined below), where applicable) the remaining outstanding 2016 Refinancing Term Loans (as defined in the First Amendment) in accordance with Section 2.24 of the Credit Agreement; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, each Additional Lender party hereto shall become a Lender pursuant to this Amendment;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.             Establishment of the March 2017 Term Loan Commitments.

(a)           Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof and effective as of the date on which such conditions precedent are satisfied (the “Effective Date”), and in accordance with the provisions of the Credit Agreement, including Section 2.22 of the Credit Agreement:

(i)                                     there is hereby established under the Credit Agreement a new Class of Incremental Term Loan Commitments;

(ii)                                  such Incremental Term Loan Commitments shall be referred to as the “March 2017 Incremental Term Loan Commitments”, and the Loans made pursuant to the March 2017 Incremental Term Loan Commitments shall be referred to as the “March 2017 Incremental Term Loans”;

(iii)                               the aggregate principal amount of the March 2017 Incremental Term Loan Commitments is $450,000,000; and

(iv)                              such March 2017 Incremental Term Loan Commitments and March 2017 Incremental Term Loans shall have the terms and provisions set forth in Section 1 of this Amendment.

(b)           Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof and effective as of the Effective Date, and in accordance with the provisions of the Credit Agreement, including Section 2.24 of the Credit Agreement:

(i)                                     there is hereby established under the Credit Agreement a new Class of Refinancing Term Commitments;

(ii)                                  such Refinancing Term Commitments shall be referred to as the “March 2017 Refinancing Term Loan Commitments”, and together with the March 2017 Incremental Term Loan Commitments, the “March 2017 Term Loan Commitments”, and the Loans made pursuant to the March 2017 Refinancing Term Loan Commitments shall be referred to as the “March 2017 Refinancing Term Loans”, and together with the March 2017 Incremental Term Loans, the “March 2017 Term Loans”;

(iii)                               the aggregate principal amount of the March 2017 Refinancing Term Loan Commitments (including by way of Term Loan Conversions) is $815,000,000; and

(iv)                              such March 2017 Refinancing Term Loan Commitments and March 2017 Refinancing Term Loans shall have the terms and provisions set forth in Section 1 of this Amendment.

(c)           From (and including) the Effective Date and until (but excluding) the Final Draw Date (as defined below), the March 2017 Incremental Term Loan Commitments and the March 2017 Refinancing Term Loan Commitments shall constitute separate Classes of Commitments under the Credit Agreement.

(d)           As of the Effective Date, each of the Additional Lenders hereby agrees to provide:  (i) the Incremental Term Loan Commitment set forth on Schedule 1A hereto pursuant to and in accordance with Section 2.22 of the Credit Agreement and (ii) the Refinancing Term Commitment set forth on Schedule 1B hereto pursuant to and in accordance with Section 2.24 of the Credit Agreement.  The March 2017 Term Loan Commitments provided pursuant to this Amendment shall be subject to all of the terms and conditions in the Credit Agreement and this Amendment, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Facility Guaranty, liens and security interests created by the Security Documents.

(e)           Each Additional Lender having a March 2017 Incremental Term Loan Commitment hereby agrees, subject to satisfaction of the conditions precedent set forth in Section 3(a) of this Amendment, to make March 2017 Incremental Term Loans to the Borrower denominated in Dollars on any Business Day (such date, the “Incremental Draw Date”) after the date hereof and on or prior to April 28,

2017 (such date, the “Termination Date”), and in accordance with Section 2.03 of the Credit Agreement in an aggregate principal amount not to exceed its March 2017 Incremental Term Loan Commitment set forth on Schedule 1A hereto.

(f)            Each Additional Lender having a March 2017 Refinancing Term Loan Commitment hereby agrees, subject to satisfaction of the conditions precedent set forth in Section 3(b) of this Amendment, to make March 2017 Refinancing Term Loans to the Borrower denominated in Dollars on any Business Day (such date, the “Refinancing Draw Date”) after April 25, 2017 and on or prior to the Termination Date, and in accordance with Section 2.03 of the Credit Agreement in an aggregate principal amount not to exceed its March 2017 Refinancing Term Loan Commitment set forth on Schedule 1B hereto.  The earlier of (i) the Refinancing Draw Date and (ii) the Incremental Draw Date is referred to herein as the “First Draw Date”, and the March 2017 Term Loans borrowed on the First Draw Date, the “First Drawn Loans”; the later of (i) the Refinancing Draw Date and (ii) the Incremental Draw Date is referred to herein as the “Final Draw Date”, and the March 2017 Term Loans borrowed on the Final Draw Date, the “Final Drawn Loans”.

(g)           Each Lender holding 2016 Extended Term Loans that (i) executes and delivers to the Administrative Agent an Election Form in the form attached hereto as Annex A (such Election Form which will be appended, and serve as its signature page hereto) to this Amendment prior to the Effective Date (such Lender, a “March 2017 Refinancing Term Consenting Lender”) and (ii) elects the cashless rollover option agrees that, subject to satisfaction of the conditions precedent set forth in Section 3(b) of this Amendment, an amount up to the entire aggregate principal amount of its 2016 Extended Term Loans (as allocated by the Arrangers in respect of the March 2017 Refinancing Term Loans and notified to the Administrative Agent) shall be converted on a cashless basis on the Refinancing Draw Date into the March 2017 Refinancing Term Loans (the “Term Loan Conversion”).

(h)           Each Lender holding 2016 Extended Term Loans that (i) executes and delivers to the Administrative Agent an Election Form in the form attached hereto as Annex A (such Election Form which will be appended, and serve as its signature page hereto) to this Amendment prior to the Effective Date and (ii) elects the post-closing settlement option agrees that, subject to satisfaction of the conditions precedent set forth in Section 3(b) of this Amendment, the entire aggregate principal amount of its 2016 Extended Term Loans will be repaid in full on the Refinancing Draw Date and such Lender will be assigned March 2017 Refinancing Term Loans on the Refinancing Draw Date in an amount up to the entire aggregate principal amount of its 2016 Extended Term Loans (as allocated by the Arrangers in respect of the March 2017 Refinancing Term Loans and notified to the Administrative Agent) (the “Term Loan Assignment”)

(i)            Notwithstanding any other provision of this Amendment and the Credit Agreement, prior to the earlier of the Termination Date and the Final Draw Date, all First Drawn Loans shall bear interest at a rate determined by reference to the Alternate Base Rate.  On the earlier of the Termination Date and the Final Draw Date, at the Borrower’s option (as set forth in a Borrowing Request), (A)(x) the First Drawn Loans (or a portion thereof as designated by the Borrower) shall be converted to Eurodollar Loans and (y) any Final Drawn Loans that are Eurodollar Loans shall be added to (and thereafter be deemed to constitute a part of) the First Drawn Loans that are converted to Eurodollar Loans on such date, and be subject to the same Adjusted LIBO Rates and Interest Periods (in each case after giving effect to such conversion) as such First Drawn Loans to which they are added and (B) any Final Drawn Loans that are ABR Loans shall be added to (and thereafter be deemed to constitute part of) the First Drawn Loans that are not converted to ABR Loans on such date, and be subject to the same Alternate Base Rate as such ABR Loans to which they are added.  The Administrative Agent shall (and is hereby authorized to) take all appropriate actions in connection with the incurrence of Final Drawn Loans on the Final Draw Date to ensure that all Lenders with March 2017 Term Loans outstanding on such date (after giving effect to the incurrence of Final Drawn Loans on such date) participate pro rata in accordance with this Section 1(h) to this Amendment in each Borrowing of March 2017 Term Loans (as increased by the amount of Final Drawn Loans incurred on such date).  From (and including) the Final Draw Date, the First Drawn Loans and the Final Drawn Loans shall constitute a single Class of Loans having identical terms as set forth herein.

(j)            The March 2017 Incremental Term Loan Commitments shall constitute “Commitments”, “Incremental Loan Commitments”, “Incremental Term Loan Commitments” and “Term Commitments”, as the context may require, the March 2017 Incremental Term Loans shall constitute “Loans”, “Term Loans”, “Incremental Loans”, “Incremental Term Loans”, “Other Loans” and “Other Term Loans”; this Amendment shall be an “Incremental Loan Assumption Agreement” (insofar as it relates to the March 2017 Incremental Term Loan Commitments and the March 2017 Incremental Term Loans) and a “Loan Document” as the context may require, and each of the Additional Lenders having a March 2017 Incremental Term Loan Commitment shall be a “Term Lender”, “Incremental Term Lender” and a “Lender”, each Lead Arranger shall be an “Additional Arranger”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.  The March 2017 Refinancing Term Loan Commitments shall constitute “Commitments”, “Refinancing Commitments”, “Refinancing Term Commitments” and “Term Commitments”, as the context may require, the March 2017 Refinancing Term Loans shall constitute “Loans”, “Term Loans”, “Refinancing Loans” and “Refinancing Term Loans”; this Amendment shall be a “Refinancing Amendment” (insofar as it relates to the March 2017 Refinancing Term Loan Commitments and the March 2017 Refinancing Term Loans) and a “Loan Document” as the context may require; the draft of this Amendment which was provided to the Administrative Agent on March 8, 2017 shall constitute a “Refinancing Loan Request”, and each of the Additional Lenders having a March 2017 Refinancing Term Loan Commitment and each March 2017 Refinancing Term Consenting Lender shall be a “Term Lender”, “Refinancing Lender”, “Refinancing Term Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

(k)           The March 2017 Term Loans will mature on July 28, 2025 (the “March 2017 Term Loan Maturity Date”).

(l)            At the option of the Borrower, the March 2017 Term Loans (i) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any mandatory prepayment of Term Loans under the Credit Agreement (except that, unless otherwise permitted under the Credit Agreement, the March 2017 Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans) and (ii) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans under the Credit Agreement.

(m)          The March 2017 Term Loans may be repaid or prepaid in accordance with the provisions of the Credit Agreement and this Amendment, but once prepaid may not be re-borrowed.

(n)           (i) With respect to the March 2017 Term Loans, “Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the greater of (1) 0% per annum and (2) the product of (x) the LIBO Rate in effect for such Interest Period and (y) Statutory Reserves; (ii) the Applicable Margin for the March 2017 Term Loans is (1) with respect to any ABR Loan, 1.25% per annum and (2) with respect to any Eurodollar Loan, 2.25% per annum and (iii) the initial Interest Period with respect to the March 2017 Incremental Term Loans shall commence on the Incremental Draw Date and end on a date reasonably satisfactory to the Administrative Agent, and the initial Interest Period with respect to the March 2017 Refinancing Term Loans shall commence on the Refinancing Draw Date and end on a date reasonably satisfactory to the Administrative Agent, in each case, subject to Section 1(h) to this Amendment.

(o)           The Borrower shall pay to the Administrative Agent for the account of the Additional Lenders and the March 2017 Refinancing Term Consenting Lenders with respect to the March 2017 Term Loans, (A) on the last Business Day of each fiscal quarter of the Borrower (each such date being called a “Repayment Date”), commencing with the first full fiscal quarter following the Effective Date, and on a quarterly basis thereafter through the March 2017 Term Loan Maturity Date (provided that if such day is not a Business Day, the Repayment Date shall be the next succeeding Business Day), amortization installments equal to 0.25% of the aggregate principal amount of the March 2017 Term Loans outstanding on the Final Draw Date (or if only one of the Refinancing Draw Date or the Incremental Draw Date occurs prior to the Termination Date, such date); as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(f) and 2.22(d) of the Credit Agreement, and which payments shall be further reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.12 of the Credit

Agreement and (B) on the March 2017 Term Loan Maturity Date, the aggregate unpaid principal amount of all March 2017 Term Loans on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding such date.

(p)           In the event that on or prior to October 28, 2017 either (x) the Borrower makes any prepayment of the March 2017 Term Loans in connection with an Additional Term Loan Repricing Transaction (including by way of a Refinancing Amendment) or (y) effects any amendment of this Amendment resulting in an Additional Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders, in the case of clause (x) 1.00% of the principal amount of the March 2017 Term Loans so repaid, or in the case of clause (y) a payment equal to 1.00% of the aggregate amount of the March 2017 Term Loans subject to such Additional Term Loan Repricing Transaction.  For purposes of this paragraph, “Additional Term Loan Repricing Transaction” shall mean (a) the prepayment, refinancing, substitution or replacement of all or a portion of the March 2017 Term Loans with the incurrence by the Borrower or any Subsidiary of any senior secured loan financing, the primary purpose of which (as determined in good faith by the Borrower) is to reduce the All-In Yield of such debt financing relative to the March 2017 Term Loans so repaid, refinanced, substituted or replaced and (b) any amendment to the Credit Agreement the primary purpose of which (as determined by the Borrower in good faith) is to reduce the All-In Yield applicable to the March 2017 Term Loans; provided that any refinancing or repricing of March 2017 Term Loans in connection with (i) any Public Offering, (ii) any acquisition the aggregate consideration with respect to which equals or exceeds $50,000,000 or (iii) a transaction that would result in a Change of Control shall not constitute an Additional Term Loan Repricing Transaction.

(q)           In the event that prior to the date that is twelve months from the Effective Date, the Borrower seeks Incremental Term Loan Commitments pursuant to Section 2.22 of the Credit Agreement, the All-In Yield applicable to the resulting Incremental Term Loans (the “New Incremental Term Loans”) shall be determined by the Borrower and the applicable Incremental Lenders and shall be set forth in each applicable Incremental Loan Assumption Agreement; provided, however, that the All-In Yield applicable to such New Incremental Term Loans of the same currency as the March 2017 Term Loans (other than New Incremental Term Loans (w) Incurred pursuant to Section 4.04(a) or Section 4.04(b)(4)(c) (with respect to Refinancing Indebtedness of Other Term Loans Incurred pursuant Section 4.04(a) or any Refinancing Indebtedness in respect thereof) of Annex I of the Credit Agreement, (x) having a maturity date that is more than two years after the March 2017 Term Loan Maturity Date or (y) Incurred in connection with an acquisition) shall not be greater than the applicable All-In Yield payable pursuant to the terms of the Loan Documents as amended through the date of such calculation with respect to the March 2017 Term Loans plus 50 basis points per annum unless the interest rate (together with, as provided in the proviso below, any Adjusted LIBO Rate floor or Alternate Base Rate floor) with respect to the March 2017 Term Loans is increased so as to cause the then applicable All-In Yield under the Loan Documents on the March 2017 Term Loans to equal the All-In Yield then applicable to the New Incremental Term Loans minus 50 basis points; provided that any increase in All-In Yield to the March 2017 Term Loans due to the application or imposition of an Adjusted LIBO Rate floor or an Alternate Base Rate floor on any New Incremental Term Loan shall be effected, at the Borrower’s option, (x) through an increase in (or implementation of, as applicable) any Adjusted LIBO Rate floor or Alternate Base Rate floor, as applicable, with respect to the March 2017 Term Loans (for the avoidance of doubt, not to exceed the applicable Adjusted LIBO Rate Floor or Alternate Base Rate floor, as applicable, of the applicable New Incremental Term Loans), (y) through an increase in the Applicable Margin for the March 2017 Term Loans or (z) any combination of (x) and (y) above.

(r)            The Borrower and the Administrative Agent hereby consent, pursuant to Section 9.04(b) of the Credit Agreement, to the inclusion as a “Lender” of each Additional Lender that is party to this Amendment to the extent such consent would be required pursuant to Section 9.04(b) of the Credit Agreement.  For the avoidance of doubt, each Lead Arranger and each Additional Lender hereby agree that the 10 Business Day minimum period in clause (ii) of the third sentence of Section 2.22(a) of the Credit Agreement shall not apply to the March 2017 Term Loan Commitments.

(s)            Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the Intercreditor Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 4.10(a)(1) and (a)(2) of Annex I to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, Term Lender, Incremental Lender, Incremental Term Lender, Refinancing Lender or Refinancing Term Lender, as applicable.

(t)            For each Additional Lender, delivered herewith to the Administrative Agent or the Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Lender may be required to deliver to the Administrative Agent or the Borrower, as applicable, pursuant to Section 2.20 of the Credit Agreement.

(n)           Except as set forth herein, the March 2017 Term Loans shall have the same terms and conditions as the 2016 Extended Term Loans.

(o)           Notwithstanding anything to the contrary contained in this Amendment or the Credit Agreement, no assignment of any March 2017 Incremental Term Loan Commitments (or related Loans) shall be effective prior to the Incremental Draw Date.

2.             Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)           this Amendment shall have been duly executed by the Borrower, the Guarantors, the Administrative Agent, the Additional Lenders and the March 2017 Refinancing Term Consenting Lender;

(b)           the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of the Effective Date (and, for the avoidance of doubt, including in respect of each Third Amendment Loan Document (as defined below)) with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that this materiality qualifier shall not be applicable to any representation or warranty that is already qualified by materiality or “Material Adverse Effect”), on and as of such earlier date and (ii) immediately before and after giving effect to this Amendment, no Default or Event of Default shall occur and be continuing; and

(c)           the Administrative Agent shall have received:

(i)                                     a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i) dated the Effective Date, (ii) addressed to the Administrative Agent, the Additional Lenders and the March 2017 Refinancing Term Consenting Lenders and (iii) covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(ii)                                  a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member, general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, this Amendment and each other document executed or delivered by such Loan Party in order to give effect to the transactions contemplated hereunder (such documents, collectively, the “Third Amendment Loan Documents”) and resolving that it execute, deliver and perform its obligations under the Third Amendment Loan Documents to which it is a party; (B) authorizing a specified person or persons to execute the Third Amendment Loan Documents to which it is a party; and (C) authorizing a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Third Amendment Loan Documents to which it is a party;

(iii)                               a specimen of the signature of each person authorized by the resolution set forth above in relation to the Third Amendment Loan Documents;

(iv)                              a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent;

(v)                                 a certificate dated the Effective Date executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing; and

(vi)                              to the extent not already in possession of the Additional Lenders, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Additional Lender at least five days prior to date hereof.

3.             Conditions to Funding or Term Loan Conversion.

(a)           The obligations of each Additional Lender to make a March 2017 Incremental Term Loan on the Incremental Draw Date are subject to the satisfaction or waiver of the following conditions:

(i)                                     the Effective Date shall have occurred;

(ii)                                  on the Incremental Draw Date, immediately before and after giving effect to the borrowing of the March 2017 Term Loans, no Event of Default specified in Section 7.01(a) or (g) of the Credit Agreement shall have occurred and be continuing; and

(iii)                               the Administrative Agent shall have received a notice of such borrowing as required by Section 2.03 of the Credit Agreement, provided that the effectiveness of such notice shall not be subject to any additional conditions precedent that are not specified in this Section 3(a) of this Amendment.

(b)           The obligations of each Additional Lender to make a March 2017 Refinancing Term Loan and the obligations of each March 2017 Refinancing Term Consenting Lender to effect the Term Loan Conversion or the Term Loan Assignment, as applicable, on the Refinancing Draw Date are subject to the satisfaction or waiver of the following conditions:

(i)                                     the Effective Date shall have occurred;

(ii)                                  on the Refinancing Draw Date, immediately after giving effect to the borrowing of the March 2017 Refinancing Term Loans, no Event of Default shall have occurred and be continuing;

(iii)                               the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of the Refinancing Draw Date (and, for the avoidance of doubt, including in respect of each Third Amendment Loan Document) with the same effect as though made on and as of such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case, such representation and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date; and

(iv)                              the Administrative Agent shall have received (x) a notice of such borrowing as required by Section 2.03 of the Credit Agreement and (y) a certificate, dated as of the Refinancing Draw Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in Sections 3(b)(ii) and (iii) hereof.

4.             Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  Notices and other communications to the each Additional Lender shall be delivered to the address, facsimile number, electronic mail address or telephone number as set forth below such Additional Lender’s name on the signature pages hereto or at such other address as may be designated by such Additional Lender in a written notice from time to time to the Borrower and the Administrative Agent.

5.             Entire Agreement.  As of the date hereof, this Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.             Applicable Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.             Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.             Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

9.             Miscellaneous.  Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof.  Except as expressly set forth herein, the Arrangers shall have no obligations, duties or responsibilities hereunder in their respective capacities as such.

10.          Reaffirmation.  Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents as amended and/or supplemented hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the March 2017 Term Loan Commitments and the March 2017 Term Loans), and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations as amended hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the March 2017 Term Loan Commitments and the March 2017 Term Loans) pursuant to the Facility Guaranty.

11.          Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Loan Document which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Amendment or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For the purposes of this Section 11 of this Amendment:

(a)           “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)           “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)           “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(d)           “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)           “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)            “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(g)           “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

12.          Arrangers.  Each of the Arrangers are named as such for recognition purposes only, and in their respective capacities as such shall have no duties, responsibilities or liabilities with respect to any Loan Document.  Without limitation of the foregoing, the Arrangers in their respective capacities as such shall not, by reason of this Amendment or any other Loan Document, have any fiduciary relationship in respect of any Lender, Loan Party or any other Person.  Section 9.05 (Expenses; Indemnity) of the Credit Agreement shall apply, mutatis mutandis, with respect to the Arrangers (and each Related Party thereof) as if Arrangers were Joint Lead Arrangers for purposes of such Section 9.05.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

ALTICE US FINANCE I CORPORATION
as Borrower

By:	/s/ Michael Pflantz
	Name:	Michael Pflantz
	Title:	Senior Vice President, Treasury
and Risk Management

[Signature Page to Third Amendment to Credit Agreement]

APPALACHIAN COMMUNICATIONS, LLC
AR H, LTD.
CABLE SYSTEMS, INC.
CEBRIDGE ACQUISITION, LLC
CEBRIDGE CONNECTIONS, INC.
CEBRIDGE CONNECTIONS EQUIPMENT SALES, LLC
CEBRIDGE CONNECTIONS FINANCE CORP.
CEBRIDGE CORPORATION
CEBRIDGE GENERAL, LLC
CEBRIDGE LIMITED, LLC
CEBRIDGE TELECOM CA, LLC
CEBRIDGE TELECOM GENERAL, LLC
CEBRIDGE TELECOM ID, LLC
CEBRIDGE TELECOM IN, LLC
CEBRIDGE TELECOM KS, LLC
CEBRIDGE TELECOM KY, LLC
CEBRIDGE TELECOM LA, LLC
CEBRIDGE TELECOM LIMITED, LLC
CEBRIDGE TELECOM MO, LLC
CEBRIDGE TELECOM MS, LLC
CEBRIDGE TELECOM NC, LLC
CEBRIDGE TELECOM NM, LLC
CEBRIDGE TELECOM OH, LLC
CEBRIDGE TELECOM OK, LLC
CEBRIDGE TELECOM TX, LP
CEBRIDGE TELECOM VA, LLC
CEBRIDGE TELECOM WV, LLC
CEQUEL III COMMUNICATIONS I, LLC
CEQUEL III COMMUNICATIONS II, LLC
CEQUEL COMMUNICATIONS, LLC
CEQUEL COMMUNICATIONS II, LLC
CEQUEL COMMUNICATIONS III, LLC
each, as a Guarantor

By:	/s/ Michael Pflantz
Name:	Michael Pflantz
Title:	Senior Vice President, Treasury
and Risk Management

[Signature Page to Third Amendment to Credit Agreement]

CEQUEL COMMUNICATIONS IV, LLC
CEQUEL COMMUNICATIONS ACCESS SERVICES, LLC
CEQUEL COMMUNICATIONS HOLDINGS II, LLC
CLASSIC CABLE, INC.
CLASSIC CABLE OF LOUISIANA, L.L.C.
CLASSIC CABLE OF OKLAHOMA, INC.
CLASSIC COMMUNICATIONS, INC.
FRIENDSHIP CABLE OF ARKANSAS, INC.
FRIENDSHIP CABLE OF TEXAS, INC.
HORNELL TELEVISION SERVICES INC.
KINGWOOD HOLDINGS LLC
MERCURY VOICE AND DATA, LLC
NPG CABLE, LLC
NPG DIGITAL PHONE, LLC
ORBIS1, L.L.C.
TCA COMMUNICATIONS, L.L.C.
UNIVERSAL CABLE HOLDINGS, INC.
WK COMMUNICATIONS, INC.
EXCELL COMMUNICATIONS, INC.
KINGWOOD SECURITY SERVICES, LLC
each, as a Guarantor

By:	/s/ Michael Pflantz
	Name:	Michael Pflantz
	Title:	Senior Vice President, Treasury
and Risk Management

CEBRIDGE ACQUISITION, L.P., as Guarantor
By: CEBRIDGE GENERAL, LLC, its sole general partner

By:	/s/ Michael Pflantz
	Name:	Michael Pflantz
	Title:	Senior Vice President, Treasury
and Risk Management

[Signature Page to Third Amendment to Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC
as Additional Lender and Arranger

By:	/s/ Charles D. Johnston
	Name:	Charles D. Johnston
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Arranger

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Third Amendment to Credit Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Third Amendment to Credit Agreement]

Schedule 1A

Lender/ Additional Lender	March 2017 Incremental Term Loan Commitment
Goldman Sachs Lending Partners LLC	$450,000,000

[Signature Page to Third Amendment to Credit Agreement]

Schedule 1B

Lender/ Additional Lender	March 2017 Refinancing Term Loan Commitment
Goldman Sachs Lending Partners LLC	$98,442,920.23

[Signature Page to Third Amendment to Credit Agreement]

Annex A

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $322,364.16.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

A Voce CLO, Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $501,212.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

ABR Reinsurance LTD., as a Term Lender
By: BlackRock Financial Management, Inc., its Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,151,481.82.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

ACE American Insurance Company, as a Term Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: T. Rowe Price Associates, Inc. as investment advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $570,687.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ace European Group Limited, as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: BlackRock Financial Management, Inc., its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $516,100.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

ACE Property & Casualty Insurance Company, as a Term Lender
BY: BlackRock Financial Management, Inc., its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: BlackRock Financial Management, Inc., its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $246,814.92.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

AdvisorShares Pacific Asset Enhanced Floating Rate ETF, as a Term Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Sub-Adviser
By: Virtus Partners LLC, as attorney-in-fact

By:

/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

If a second signature is necessary:

By:

/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Sgnatory

Name of Fund Manager (if any): By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Sub-Adviser

By: Virtus Partners LLC, as attorney-in-fact

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $13,161,656.20.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Allstate Insurance Company, as a Term Lender

By:

/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:

/s/ Mark Pittman
Name:	Mark Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,908,963.40.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

AIMCO CLO, Series 2014-A, as a Term Lender

By:

/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:

/s/ Mark Pittman
Name:	Mark Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any): Allstate Investment Management Company as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,970,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

AIMCO CLO, Series 2015-A, as a Term Lender

By:

/s/ Kyle Roth
Name:	Kyle Roth
Title:	Authorized Signatory

By:

/s/ Mark Pittman
Name:	Mark Pittman
Title:	Authorized Signatory

Name of Fund Manager (if any): Allstate Investment Management Company as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $578,043.55.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $176,032.78.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

American General Life Insurance Company, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $87,883.66.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

American Home Assurance Company, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,523,467.03.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Annisa CLO, Ltd., as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco RR Fund L.P. as Collateral Manager

By: Invesco RR Associates LLC, as general partner

By: Invesco Senior Secured Management, Inc. as sole member

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $750,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XXV, as a Term Lender
By: Its Collateral Manager CVC Credit Partners

By:

/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Its Collateral Manager CVC Credit Partners

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $263,157.89.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ares Institutional Credit Fund, LP, as a Term Lender
By: Ares Institutional Credit GP LLC, its general partner

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Ares Institutional Credit GP LLC, its general partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $842,105.26.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ares XL CLO Ltd., as a Term Lender
By: Ares CLO Management II LLC, its asset manager

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Ares CLO Management II LLC, its asset manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $746,859.30.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ares XXXIX CLO Ltd., as a Term Lender
By: Ares CLO Management II LLC, its asset manager

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Ares CLO Management II LLC, its asset manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $145,000.01.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Argo Re Ltd., as a Term Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:

/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

	By:	/s/ Armen Panossian

	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any): By: Oaktree Capital Management, L.P.
Its: Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $135,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Argonaut Insurance Company, as a Term Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian

Name:	Armen Panossian
Title:	Managing Director

Name of Fund Manager (if any): By: Oaktree Capital Management, L.P.
Its: Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $458,417.60.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ascension Alpha Fund, LLC, as a Term Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Pioneer Institutional Asset Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $275,050.56.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ascension Health Master Pension Trust, as a Term Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Pioneer Institutional Asset Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,578,947.37.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

AVIVA STAFF PENSION SCHEME, as a Term Lender
BY: Ares Management Limited, its Manager

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  Ares Management Limited, its Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $750,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Axis Specialty Limited, as a Term Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:
/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Voya Investment Management Co. LLC,
as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

B&M CLO 2014-1 Ltd., as a Term Lender

By:

/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,112,416.54.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BayCity Senior Loan Master Fund, LTD., as a Term Lender
BY: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,047,361.81.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BayernInvest Alternative Loan-Fonds, as a Term Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO X, Ltd., as a Term Lender

By:

/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $819,689.11.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Betony CLO, Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $833,629.78.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Credit Strategies Income Fund of BlackRock Funds II, as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: BlackRock Advisors, LLC, its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,264,375.38.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Debt Strategies Fund, Inc., as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management, Inc., its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,666,340.72.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Floating Rate Income Strategies Fund, Inc., as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management, Inc., its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,878,693.03.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Floating Rate Income Trust, as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $18,113,965.99.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Funds II, BlackRock Floating Rate Income Portfolio, as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,681,944.10.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio, as a Term Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $614,045.44.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Global Investment Series: Income Strategies Portfolio, as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management, Inc., its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,668,186.27.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Limited Duration Income Trust, as a Term Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management, Inc., its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $407,584.03.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Senior Floating Rate Portfolio, as a Term Lender
By: BlackRock Investment Management, LLC, its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Investment Management, LLC, its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,134,215.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Blackstone / GSO Senior Loan Portfolio, as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:

/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $236,140.35.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueBay Structured Funds: Global High Income Loan Fund, as a Term Lender
BlueBay Asset Management LLP acting as agent for: BlueBay Structured Funds: Global High Income Loan Fund

By:

/s/ Kevin Webb
Name:	Kevin Webb
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):	BlueBay Asset Management LLP acting as agent for:

BlueBay Structured Funds: Global High Income Loan Fund

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,375,253.55.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bluemountain CLO 2013-1 LTD., as a Term Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:

/s/ Ellen Brooks
Name:	Ellen Brooks
Title:	Operations Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,833,670.28.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bluemountain CLO 2013-2 LTD., as a Term Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC. ITS COLLATERAL MANAGER

By:

/s/ Ellen Brooks
Name:	Ellen Brooks
Title:	Operations Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,863,445.10.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueMountain CLO 2014-2 Ltd, as a Term Lender

By:

/s/ Ellen Brooks
Name:	Ellen Brooks
Title:	Operations Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.06.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueMountain CLO 2016-3 Ltd, as a Term Lender

By:

/s/ Ellen Brooks
Name:	Ellen Brooks
Title:	Operations Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $149,396.78.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

BOC Pension Investment Fund, as a Term Lender
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,969,516.74.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bristol Park CLO, Ltd, as a Term Lender

By:

/s/ Thomas Iannarone
Name:	Iannarone, Thomas
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,024,574.67.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Burnham Park CLO, Ltd., as a Term Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:

/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $750,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

California Public Employees’ Retirement System, as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders. The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $721,391.65.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

California Street CLO IX, Limited Partnership, as a Term Lender
By: Symphony Asset Management LLC

By:
/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon CLO 2016-2, Ltd., as a Term Lender
Canyon CLO Advisors LLC, its Collateral Manager

By:

/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):	Canyon CLO Advisors LLC, its Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $987,259.67.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cedar Funding III CLO, Ltd., as a Term Lender

By:

/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,979,759.67.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cedar Funding IV CLO, Ltd., as a Term Lender

By:

/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,480,889.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cedar Funding V CLO, Ltd., as a Term Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:

/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):	By: AEGON USA Investment Management, LLC, as its Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,397,372.08.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CITIBANK, N.A. as a Term Lender

By:

/s/ Brian S. Broyles
Name:	Brian S. Broyles
Title:	Attorney-In-Fact

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,690,000.00. The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

City National Rochdale Fixed Income Opportunities Fund, as a Term Lender
By: Seix Investment Advisors LLC, as Subadviser

By:

/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Seix Investment Advisors LLC, as Subadviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,396,672.72.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

City of New York Group Trust, as a Term Lender

By:

/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,267,887.76.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Term Lender

By:

/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,052,631.58.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

COMMUNITY INSURANCE COMPANY, as a Term Lender
By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER
By: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $913,152.56.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Consumer Program Administrators, Inc, as a Term Lender
By:	BlackRock Financial Management, Inc. its Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc. its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $7,704,664.24.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as a Term Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:
/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,919,932.14.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CREDIT SUISSE NOVA (LUX), as a Term Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:

/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $693,593.20.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CSAA Insurance Exchange, as a Term Lender

By:

/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $235,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CSAA Insurance Exchange, as a Term Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

If a second signature is necessary:

By:

/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P.
Its:  Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $300,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CVP Cascade CLO-1 Ltd., as a Term Lender
By: Credit Value Partners, LP, as Investment Manager

By:

/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Credit Value Partners, LP, as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $400,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CVP Cascade CLO-2 Ltd., as a Term Lender
By: Credit Value Partners, LP, as Investment Manager

By:

/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Credit Value Partners, LP, as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $300,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

CVP Cascade CLO-3 Ltd., as a Term Lender
By: CVP CLO Manager, LLC
as Investment Manager

By:

/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  CVP CLO Manager, LLC
as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,675,181.59.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Davidson River Trading, LLC, as a Term Lender
By: SunTrust Bank, as manager

By:

/s/ Karen Weich
Name:	Karen Weich
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  SunTrust Bank, as manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,970,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Deutsche Floating Rate Fund, as a Term Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:

/s/ Abdoulaye Thiam
Name:	Abdoulaye Thiam
Title:	Vice President

If a second signature is necessary:

By:

/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Portfolio Manager

Name of Fund Manager (if any):  By:  Deutsche Investment Management Americas Inc.

Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,589.47.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Deutsche Global Income Builder Fund, as a Term Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:

/s/ Abdoulaye Thiam
Name:	Abdoulaye Thiam
Title:	Vice President

If a second signature is necessary:

By:

/s/ Cynthia Sumner
Name:	Cynthia Sumner
Title:	Vice President

Name of Fund Manager (if any):  By:  Deutsche Investment Management Americas Inc.
Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,487,155.02.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Deutsche Multi Market Income Trust, as a Term Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:

/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:

/s/ Cynthia Sumner
	Name:	Cynthia Sumner
	Title:	Vice President

Name of Fund Manager (if any): By: Deutsche Investment Management Americas Inc.
Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $407,309.96.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Deutsche Strategic Income Trust, as a Term Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:

/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:

/s/ Cynthia Sumner
	Name:	Cynthia Sumner
	Title:	Vice President

Name of Fund Manager (if any): By: Deutsche Investment Management Americas Inc.
Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $951,321.52.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Diversified Credit Portfolio Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Adviser

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,475,385.11.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Diversified Real Asset CIT, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $327,064.98.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dryden 43 Senior Loan Fund, as a Term Lender
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,325,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dryden 49 Senior Loan Fund, as a Term Lender
By: PGIM, Inc., as Collateral Manager

By:

/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $325,624.69.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dunham Floating Rate Bond Fund, as a Term Lender

By:

/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

East West Bank, as a Term Lender

By:

/s/ Andrew Maria
	Name:	Andrew Maria
	Title:	Senior Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $500,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Employees’ Retirement System of the State of Hawaii, as a Term Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14428/HIE52

By:

/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14428/HIE52

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $12,500,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

ERSTE GROUP BANK AG, as a Term Lender

By:

/s/ John Fay
	Name:	John Fay
	Title:	Managing Director

By:

/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	Senior Vice President

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,403,088.07.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Federated Bank Loan Core Fund, as a Term Lender

By:

/s/ Steven Wagner
Name:	Steven Wagner
Title:	VP-Sr Analyst/Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $275,754.73.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

FedEx Corporation Employees’ Pension Trust, as a Term Lender
BlueBay Asset Management LLP acting as agent for:
FedEx Corporation Employees’ Pension Trust

By:

/s/ Kevin Webb
Name:	Kevin Webb
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for:
FedEx Corporation Employees’ Pension Trust

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $200,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

First American Title Insurance Company, as a Term Lender
By: Guggenheim Partners Investment Management, LLC, as Manager

By:

/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC, as Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Floating Rate 2022 Target Term Fund, as a Term Lender
By: First Trust Advisors L.P., its Investment Advisor

By:

/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  First Trust Advisors L.P., its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,569,395.06.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Floating Rate Income Fund II, as a Term Lender
By: First Trust Advisors L.P., its investment manager

By:

/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  First Trust Advisors L.P., its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $239,399.25.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Loan ETF (CAD-Hedged), as a Term Lender
By: First Trust Advisors L.P.

By:

/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  First Trust Advisors L.P.

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,885,894.85.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Loan Fund, as a Term Lender
By: First Trust Advisors L.P., its Investment Advisor

By:

/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  First Trust Advisors L.P., its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $545,298.28.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Short Duration High Income Fund, as a Term Lender
By: First Trust Advisors L.P., its investment manager

By:

/s/ Ryan Kommers
Name:	Ryan Kommers
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  First Trust Advisors L.P., its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $887,809.41.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fixed Income Opportunities Nero, LLC, as a Term Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management Inc., Its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $683,527.38.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC, as a Term Lender by: Wells Capital Management, as Investment Advisor

By:

/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  by:  Wells Capital Management, as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $24,299.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

FRANKLIN ALTERNATIVE STRATEGIES FUNDS - FRANKLIN K2 ALTERNATIVE STRATEGIES FUND, as a Term Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager, Loomis, Sayles & Company, Incorporated, Its General Partner

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Loomis, Sayles & Company, L.P., Its Investment Manager, Loomis, Sayles & Company, Incorporated, Its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,365,853.66.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Term Lender
By: Octagon Credit Investors, LLC, as Portfolio Manager

By:

/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC, as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Germania Farm Mutual Insurance Association, as a Term Lender

By:

/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $6,818,659.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Greywolf CLO III, Ltd, as a Term Lender
By: Greywolf Capital Management LP, as Portfolio Manager

By:

/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Greywolf Capital Management LP, as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,545,772.88.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Greywolf CLO IV, Ltd., as a Term Lender
By: Greywolf Capital Management LP, as Portfolio Manager

By:

/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Greywolf Capital Management LP, as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $6,818,659.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Greywolf CLO V, Ltd, as a Term Lender
By: Greywolf Capital Management LP, as Portfolio Manager

By:

/s/ William Troy
Name:	William Troy
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Greywolf Capital Management LP, as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $9,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund, as a Term Lender
By: Guggenheim Partners Investment Management, LLC

By:

/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $800,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim Funds Trust - Guggenheim Total Return Bond Fund, as a Term Lender
By: Security Investors, LLC as Investment Adviser

By:

/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Security Investors, LLC as Investment Adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $500,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hallmark Specialty Insurance Company as a Term Lender

By:

/s/ Chris Kenney
Name:	Chris Kenney
Title:	SVP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $907,666.81.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hallmark Insurance Company as a Term Lender

By:

/s/ Chris Kenney
Name:	Chris Kenney
Title:	SVP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $907,666.81.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

American Hallmark Insurance Company of Texas as a Term Lender

By:

/s/ Chris Kenney
Name:	Chris Kenney
Title:	SVP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $300,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hastings Mutual Insurance Company, as a Term Lender

By:

/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $700.000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Honeywell International Inc Master Retirement trust, as a Term Lender

By:

/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,181,752.45.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Houston Casualty Company, as a Term Lender
By: BlackRock Investment Management, LLC, its Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Investment Management, LLC, its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $180,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Indiana Public Retirement System, as a Term Lender
By: Oaktree Capital Management,L.P., its Investment Manager

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

If a second signature is necessary:

By:

/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $20,562.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Indiana University, as a Term Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Loomis, Sayles & Company, L.P., Its Investment Manager

By:  Loomis, Sayles & Company, Incorporated, Its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $8,696.22.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco BL Fund, Ltd., as a Term Lender
By: Invesco Management S.A. As Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Management S.A. As Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,994,842.59.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Floating Rate Fund, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $6,698,469.49.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Floating Rate Income Fund, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $30,173.20.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Gemini US Loan fund LLC, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,198,889.90.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc.  as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $212,549.26.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Polaris US Bank Loan Fund, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $660,183.66.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Senior Income Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $535,875.58.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Senior Loan Fund, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,258,461.89.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

INVESCO SSL FUND LLC, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $814,678.16.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,067,351.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco US Senior Loans 2021, L.P., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $335,890.31.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Zodiac Funds — Invesco Global Senior Loan Fund, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $15,467,520.14.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Zodiac Funds — Invesco US Senior Loan Fund Fund, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,396,193.79.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ironshore Inc., as a Term Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $720,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Janus Multi Sector Income Fund, as a Term Lender
Craig Brown

By:

/s/ Craig Brown
Name:	Craig Brown
Title:	VP Investment Operations

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Craig Brown

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $7,101,221.11.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

JFIN US Investment Grade & Leveraged Loan Buy and Maintain Fund (FX and IR Hedged), as a Term Lender
By: BlackRock Financial Management, Inc., as Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $69,475.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/BlackRock Global Long Short Credit Fund, as a Term Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $805,240.69.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/Neuberger Berman Strategic Income Fund, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By: PPM America, Inc, as Sub-Advisor

By:

/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $645,873.12.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim]
By: PPM America, Inc., as Delegated Manager

By:

/s/ Chris Kappas
Name:	Chris Kappas
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $322,562.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

John Hancock Funds II — Spectrum Income Fund, as a Term Lender
By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: T. Rowe Price Associates, Inc. as investment sub-advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,907,617.89.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

JPMBI re Blackrock Bankloan Fund, as a Term Lender
By: BlackRock Financial Management, Inc., as Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management Inc., as Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $7,067,732.41.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

JPMORGAN CHASE BANK, N.A., as a Term Lender

By:

/s/ Michael Willett
Name:	Michael Willett
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $180,302.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kaiser Foundation Hospitals, as a Term Lender
By: Invesco Senior Secured Management, Inc., as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $180,117.51.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kaiser Permanente Group Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc., as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,916,031.74.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kapitalforeningen Investin Pro, US Leveraged Loans I, , as a Term Lender
By: Invesco Senior Secured Management, Inc., as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,236,185.45.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kingsland IV, Ltd., as a Term Lender
By: Kingsland Capital Management, LLC, as Manager

By:

/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Kingsland Capital Management, LLC, as Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,236,184.45.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kingsland V, Ltd., as a Term Lender
By: Kingsland Capital Management, LLC, as Manager

By:

/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Kingsland Capital Management, LLC, as Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,450,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2013-2 LTD, as a Term Lender

By:

/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,170,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2014-2 Ltd., as a Term Lender

By:

/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,805,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2014-3 Ltd., as a Term Lender

By:

/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,189,501.72.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2015-1 Ltd., as a Term Lender

By:

/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,500,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2016-1 Ltd., as a Term Lender

By:

/s/ David Cifonelli
Name:	David Cifonelli
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $29,727.94.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Lexington Insurance Company, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $348,942,48.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Limerock CLO II, Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $765,545.84.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Limerock CLO III, Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $43,521.46.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Linde Pension Plan Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $78,037.000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Litman Gregory Masters Alternative Strategies Fund., as a Term Lender
By: Loomis, Sayles & Company, L.P., As Sub-advisor for Littman Gregory Fund Advisors, LLC

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Loomis, Sayles & Company, L.P., As Sub-advisor for Litman Gregory Fund Advisors, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $46,729.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

LOOMIS SAYLES STRATEGIC ALPHA BOND FUND, a Sub-Fund of Natixis International Funds (Lux) I, as a Term Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $282,710.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Loomis Sayles Strategic Alpha Fund, as a Term Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $29,775.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Lord Abbett Bank Loan Trust, as a Term Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:

/s/ Jeffrey Laprin
Name:	Jeffrey Laprin
Title:	Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Lord Abbett & Co LLC, As Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,856,302.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Lord Abbett Investment Trust — Lord Abbett Floating Rate Fund, as a Term Lender

By:

/s/ Jeffrey Laprin
Name:	Jeffrey Laprin
Title:	Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Lord Abbett & Co LLC, As Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,827,696.31.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

LUCUMA FUNDING ULC, as a Term Lender

By:

/s/ Madonna Sequeira
Name:	Madonna Sequeira
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,188,600.66.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Macquarie / First Trust Global Infrastructure / Utilities Dividend & Income Fund, as a Term Lender
By: Lord Abbett & co LLC, As Investment Manager

By:

/s/ Adam Brown
Name:	Adam Brown
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,707,282.82.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite IX, Limited, as a Term Lender By: BlackRock Financial Management, Inc., Its Collateral Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., its Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,677,941.11.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite VIII, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management Inc., Its Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,381,765.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XI, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,689,461.58.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XII, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,243,184.27.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XIV, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., its Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,374,464.81.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XV, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., as Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,694,202.93.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XVI, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,798,420.35.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XVII, Limited, as a Term Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,564,087.54.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XVIII, Limited, as a Term Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management, Inc., its Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,989,949.75.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mariner CLO 2016-3, as a Term Lender

By:

/s/ Erik Gunnerson
Name:	Erik Gunnerson
Title:	Authorized Signatory

If a second signature is necessary:

By:	NA
Name:
Title:

Name of Fund Manager (if any): Mariner Investment Group, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $944,975.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Maryland State Retirement and Pension System, as a Term Lender
By: Neuberger Berman Investment Advisors LLC as Collateral Manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Neuberger Berman Investment Advisors LLC as collateral manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $218,291.55.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Medical Liability Mutual Insurance Company, as a Term Lender
By: Invesco Advisers, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Advisers, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Medtronic Holding Switzerland GMBH, as a Term Lender
By: Voya Investment Management Co. LLC, as investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,977,132.56.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Menard, Inc., as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $334,802.46.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mercer Multi-Asset Growth Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,325,259.75.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nebraska Investment Council, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $691,739.09.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kansas Public Employees Retirement System, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $19,439,274.22.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $10,764,994.82.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Global Investment Funds-Franklin Upper Tier Floating Rate II Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $10,764,994.82.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Global Investment Funds-Franklin Upper Tier Floating Rate III Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,386,505.90.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate IV Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $24,381.37.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Commonwealth Fixed Interest Fund 17, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $167,621.90.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Met Investors Series Trust — Met/Franklin Low Duration Total Return Portfolio, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $24,990.90.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

LVIP Global Income Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $75,582.24.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

MD Bond Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $46,019.83.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

MDPIM Canadian Long Term Bond Pool, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $24,990.90.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

MDPIM Canadian Bond Pool, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $30,476.71.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds — Franklin Multi — Sector Credit Income Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $148,177.76.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Bissett Core Plus Bond Fund, as a Term Lender

By:

/s/ Darcy Brier
Name:	Darcy Brier
Title:	VP, Presient

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,991,087.30.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Strategic Series-Franklin Strategic Income Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $16,213.61. The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Bissett Corporate Bond Fund, as a Term Lender

By:

/s/ Darcy Brier
Name:	Darcy Brier
Title:	VP, Presient

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $235,499.25. The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust — Franklin Total Return Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $188,650.83.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Strategic Income Fund (Canada), as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $18,590.79. The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Bissett Canadian Short Term Bond Fund, as a Term Lender

By:

/s/ Darcy Brier
Name:	Darcy Brier
Title:	VP, President

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $209,610.05.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Variable Insurance Products Trust-Franklin Stratgic Income VIP Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $25,188.66.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust-Franklin Real Return Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $116,386.23.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund, as a Term Lender

By:

/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Sigantory

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

MidOcean Credit CLO II, as a Term Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:

/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $750,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Midwest Operating Engineers Pensin Trust Fund, as a Term Lender
Tortiose Credit Strategies, LLC as Investment Advisor on behalf of the Midewest Operating Engineers Pension Trust Fund, account number 17-06863/MDP10 MDP03

By:

/s/ John Heitkemper
Name:	John Heitkemper
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Tortoise Credit Strategies, LLC as Invesment Advisor on behalf of the Midwest Operating Engineers Pension Trust Fund, account number 17-06863/MDP10 MDP03

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $630,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Missouri Education Pension Trust, as a Term Lender

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

If a second signature is necessary:

By:

/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Name of Fund Manager (if any): By: Oaktree Capital Management, L.P. Its: Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mountain View CLO 2016-1 Ltd., as a Term Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:

/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Seix Investment Advisors LLC, as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mountain View CLO X Ltd., as a Term Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:

/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Seix Investment Advisors LLC, as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,658,876.14.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mr. Whitney Securities, LLC, as a Term Lender

By:

/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,977,132.56.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Municipal Employees’ Annuity and Benefit Fund of Chicago, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	Scott Caraher
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $76,422.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Electrical Benefit Fund, as a Term Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:

/s/ Jeffrey Lapin
Name:	Jeffrey Lapin
Title:	Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Lord Abbett & Co LLC, As Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $789,473.68.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Pension Service, as a Term Lender
By: Ares Capital Management III LLC, its Investment Manager

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Ares Capital Management III LLC, its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $59,479.77.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Union Fire Insurance Company of Pittsburgh, Pa., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,496,197.60.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NB Global Floating Rate Income Fund Limited, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $985,123.91.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NC GARNET FUND, L.P., as a Term Lender
By: NC Garnet Fund (GenPar), LLC, its general partner
By: BlackRock Financial Management, Inc. its manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: NC Garnet Fund (GenPar), LLC, its general partner By: BlackRock Financial Management, Inc. its manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,783,056.59.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman — Floating Rate Income Fund, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,191,350.44.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XIV, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Neuberger Berman Investment Advisers LLC as collateral manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $497,317.32.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XIX, Ltd, as a Term Lender
By: Neuberger Berman Investment Advisers LLC, as Manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Neuberger Berman Investment Advisers LLC, as Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,477,500.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XV, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Neuberger Berman Investment Advisers LLC as collateral manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,031,370.02.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Berman CLO XVI, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,038,750.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Berman CLO XVII, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,860,625.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Berman CLO XVIII, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,358,250.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Berman CLO XXI, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers LLC as Collateral Manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,994,974.87.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XXII, Ltd, as a Term Lender
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XXIII, Ltd., as a Term Lender
By: Neuberger Berman Investment Advisers as its Collateral Manager

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers as its Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $9,296,592.20.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Investment Funds II Plc, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $627,847.42.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Investment Funds II PLC - Neuberger Berman US/European Senior Floating Rate Income Fund, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,698,791.86.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Senior Floating Rate Income Fund LLC, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $689,733.07.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Strategic Income Fund, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $243,544.50.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NEUBERGER BERMAN US STRATEGIC INCOME FUND, as a Term Lender

By:

/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $500,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NEW MEXICO STATE INVESTMENT COUNCIL, as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $51,402.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NEW MEXICO STATE INVESTMENT COUNCIL, as a Term Lender
By: Loomis, Sayles & Company, L.P., Its Investment Adviser, Loomis, Sayles & Company, Incorporated, Its General Partner

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Loomis, Sayles & Company, L.P., Its Investment Adviser, Loomis, Sayles & Company, Incorporated, Its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $477,560.21.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Newfleet Multi-Sector Income ETF, as a Term Lender

By:

/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $439,252.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NHIT: Strategic Alpha Trust, as a Term Lender
By: Loomis Sayles Trust Company, LLC, its Trustee

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Loomis Sayles Trust Company, LLC, its Trustee

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $14,941,583.12.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NN (L) Flex - Senior Loans, as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,988,316.64.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

NN (L) Flex - Senior Loans Select, as a Term Lender
Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $494,936.45.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nuveen Diversified Dividend & Income Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $7,424,046.72.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nuveen Floating Rate Income Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,444,300.92.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nuveen Floating Rate Income Opportunity Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,464,555.13.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nuveen Senior Income Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $6,118,303.78.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nuveen Symphony Floating Rate Income Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $494,936.45.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nuveen Tax Advantaged Total Return Strategy Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oaktree EIF III Series 1, Ltd., as a Term Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

If a second signature is necessary:

By:
/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P.
its: Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,175,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oaktree Senior Loan Fund, L.P., as a Term Lender
By: Oaktree Senior Loan GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Authorized Signatory

If a second signature is necessary:

By:
/s/ Armen Panossian
Name:	Armen Panossian
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

Name of Fund Manager (if any):  By:  Oaktree Senior Loan GP, L.P.
Its:  General Partner

By:  Oaktree Fund GP IIA, LLC
Its:  General Partner

By:  Oaktree Fund GP II, L.P.
Its:  Managing Member

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,414,634.14.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Delaware Trust 2011, as a Term Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:

/s/ Margaret B. Harvey
Name:	Margaret B. Harvey
Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,707,304.67.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ohio Police and Fire Pension Fund, as a Term Lender
By: PENN Capital Management Company, Inc., as its Investment Advisor

By:

/s/ Christopher Skorton
Name:	Christopher Skorton
Title:	Business Operations Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  PENN Capital Management Company, Inc., as its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $8,275,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Senior Floating Rate Fund, as a Term Lender
By: Brown Brothers, Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:

/s/ Janet Harrison
Name:	Janet Harrison
Title:	Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $980,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Master Loan Fund, LLC, as a Term Lender
By: Brown Brothers, Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:

/s/ Janet Harrison
Name:	Janet Harrison
Title:	Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $65,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Fundamental Alternatives Fund, as a Term Lender
By: Brown Brothers, Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:

/s/ Janet Harrison
Name:	Janet Harrison
Title:	Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $80,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Senior Floating Rate Plus Fund, as a Term Lender
By: Brown Brothers, Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:

/s/ Janet Harrison
Name:	Janet Harrison
Title:	Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $520,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Harbourview CLO VII, LTD, as a Term Lender
By: Brown Brothers, Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:

/s/ Janet Harrison
Name:	Janet Harrison
Title:	Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒   to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐    to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,549,748.39.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

ORIX Corporate Capital Inc., as a Term Lender

By:

/s/ Erik Gunnerson
Name:	Erik Gunnerson
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  Mariner Investment Group, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,961,779.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Funds Core Income, as a Term Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:

/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang

Name:	Norman Yang
Title:	Authorized Sgnatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,484,809.36.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

PACIFIC FUNDS STRATEGIC INCOME, as a Term Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:

/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang

Name:	Norman Yang
Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,488,750.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

PACIFIC LIFE INSURANCE COMPANY (For IMDBKLNS Account), as a Term Lender

By:

/s/ Michael Marzouk
Name:	Michael Marzouk
Title:	Assistant Vice President

If a second signature is necessary:

By:	/s/ Joseph Lallande

Name:	Joseph Lallande
Title:	AVP & Counsel

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,974,519.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Select Fund - Core Income Portfolio, as a Term Lender
By: Pacific Life Fund Advisors LLC (doing business as
Pacific Asset Management),
in its capacity as Investment Advisor

By:

/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang

Name:	Norman Yang
Title:	Authorized Signatory

Name of Fund Manager (if any): By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $474,519.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Palmer Square CLO 2015-1, Ltd, as a Term Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:

/s/ Neal Braswell
Name:	Neal Braswell
Title:	Vice President - Operations

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Palmer Square Capital Management LLC, as Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,284,678.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD.
2016-1, as a Term Lender

By:

/s/ John Blanley
Name:	John Blaney
Title:	Portfolio Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $248,125.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Penn Capital Senior Floating Rate Income Fund, as a Term Lender
By: PENN Capital Management Company Inc., as its
Investment Advisor

By:

/s/ Christopher Skorton
Name:	Christopher Skorton
Title:	Business Operations Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: PENN Capital Management Company Inc., as its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $496,250.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Penn Institutional Loan Common Master Fund, LP, as a Term Lender
By: PENN Capital as its Investment Advisor

By:

/s/ Christopher Skorton
Name:	Christopher Skorton
Title:	Business Operations Associate

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: PENN Capital as its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,984,999.99.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $600,108.52.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Permanens Capital Floating Rate Fund LP, as a Term Lender
By: BlackRock Financial Management Inc., Its Sub-Advisor

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management Inc., Its Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,853,686.73.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Bond Fund, as a Term Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Investment Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,373,697.83.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Floating Rate Fund, as a Term Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Investment Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,526,479.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Floating Rate Trust, as a Term Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Investment Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $90,766.71.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Institutional Multi-Sector Fixed Income Portfolio, as a Term Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Institutional Asset Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,097,910.10.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Multi-Asset Ultrashort Income Fund, as a Term Lender
By: Pioneer Investment Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Investment Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $136,150.01.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Multi-Sector Fixed Income Trust, as a Term Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Institutional Asset Management, Inc.
As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $119,922.36.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Solutions SICAV — Global Floating Rate Income, as a Term Lender
By: Pioneer Investment Management, Inc.,
As its adviser

By:

/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Pioneer Investment Management, Inc.,
|As its adviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $802,087.76.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pool Reinsurance Company Limited, as a Term Lender
BlueBay Asset Management LLP acting as agent for:
Pool Reinsurance Company Limited

By:

/s/ Kevin Webb
Name:	Kevin Webb
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BlueBay Asset Management LLP acting as agent for:
Pool Reinsurance Company Limited

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,799,676.07.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Principal Funds Inc, - Diversified Real Asset Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $57,009.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Principal Funds, Inc - Global Multi Strategy Fund, as a Term Lender
By: Loomis, Sayles & Company, L.P., Its Sub-Advisor
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:

/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Loomis, Sayles & Company, L.P., Its Sub-Advisor
By: Loomis, Sayles & Company, Incorporated, Its General Partner

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,023,435.30.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

ProAssurance Indemnity Company, Inc., as a Term Lender

By:

/s/ Leo Dierckman
Name:	Leo Dierckman
Title:	Senior Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $ $2,000,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Please see attached execution pages, as a Term Lender

By:

Name:
Title:

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,268,174.22.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Recette CLO, Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,157,894.75.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Renaissance Floating Rate Income Fund, as a Term Lender
By: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:

/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Ares Capital Management II LLC, as Portfolio Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $21,286,112.39.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

RidgeWorth Funds - Seix Floating Rate High Income Fund, as a Term Lender
By: Seix Investment Advisors LLC, as Subadviser

By:

/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Seix Investment Advisors LLC, as Subadviser

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $217,542.24.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Riserva CLO, Ltd, as a Term Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco RR Fund L.P. as Collateral Manager

By:  Invesco RR Associates LLC, as general partner

By:  Invesco Senior Secured Management, Inc. as sole member

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $466,051.64.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Rockwell Collins Master Trust, as a Term Lender
By: AEGON USA, as its Investment Advisor

By:

/s/ John Bailey
Name:	John Bailey
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: AEGON USA, as its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Safe Auto Insurance Company, as a Term Lender

By:

/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $199,497.49.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Schlumberger Group Trust, as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,070,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Seix Multi-Sector Absolute Return Fund L.P., as a Term Lender
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:

/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By:  Seix Investment Advisors LLC, its sole member

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $115,997.31.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Sentry Insurance a Mutual Company, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $29,807,161.39.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

STATE STREET BANK AND TRUST COMPANY as a Term Lender

By:

/s/ Mark I. Cole
	Name:	Mark I. Cole
	Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $10,406,291.45.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Suminomo Mitsui Trust Bank, Limited, New York Branch, as a Term Lender

By:

/s/ Albert C. Tew II
Name:	ALBERT C. TEW II
Title:	HEAD OF DOCUMENTATION AMERICAS

If a second signature is necessary:

By:

Name:
Title:

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

SureTec Insurance Company, as a Term Lender

By:

/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP, as a Term Lender

By:

/s/ Gretchen Bergstresser
Name:	Gretchen Bergstresser
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $987,245.79.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Symphony Floating Rate Senior Loan Fund, as a Term Lender
By: Symphony Asset Management LLC

By:

/s/ Scott Caraher
Name:	scott caraher
Title:	portfolio manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $4,796,974.11.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Floating Rate Fund, Inc., as a Term Lender

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $508,112.41.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Term Lender

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $147,373.12.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Funds Series II SICAV, as a Term Lender
By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $22,310,133.42.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Institutional Floating Rate Fund, as a Term Lender

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $100,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Total Return Fund, Inc, as a Term Lender

By:

/s/ Brian Burns
Name:	Brian Burns
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

TCI-Cent CLO 2016-1 Ltd., as a Term Lender
By: TCI Capital Management LLC As Collateral Manager
By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:

/s/ Steven B. Staver
Name:	Steven B. Staver
Title:	Assistant Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  TCI Capital Management LLC
As Collateral Manager

By:  Columbia Management Investment Advisers, LLC
As Sub-Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $155,851.33.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

The City of New York Group Trust, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $26,361.27.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

The United States Life Insurance Company In the City of New York, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $32,398.84.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Variable Annuity Life Insurance Company, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $275,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Diversified Income Plus Portfolio, as a Term Lender
By: Thrivent Financial for Lutherans

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Financial for Lutherans

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $504,259.36.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Moderate Allocation Fund, as a Term Lender
By: Thrivent Asset Management, LLC

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Asset Management, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,975,779.81.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Moderate Allocation Portfolio, as a Term Lender
By: Thrivent Financial for Lutherans

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Financial for Lutherans

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $247,545.47.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Moderately Aggressive Allocation Fund, as a Term Lender
By: Thrivent Asset Management, LLC

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Asset Management, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $563,853.67.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Moderately Aggressive Allocation Portfolio, as a Term Lender
By: Thrivent Financial for Lutherans

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Financial for Lutherans

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $238,377.12.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Moderately Conservative Allocation Fund, as a Term Lender
By: Thrivent Asset Management, LLC

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Asset Management, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,054,360.44.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Moderately Conservative Allocation Portfolio, as a Term Lender
By: Thrivent Financial for Lutherans

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Financial for Lutherans

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $275,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Opportunity Income Plus Fund, as a Term Lender
By: Thrivent Asset Management, LLC

By:

/s/ Conrad Smith
Name:	Conrad Smith
Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Thrivent Asset Management, LLC

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☐            to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☒          to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $450,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thrivent Opportunity Income Plus Portfolio, as a Term Lender

By:

/s/ Conrad Smith
	Name:	Conrad Smith
	Title:	Sr. Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO VI 2016-2, Ltd., as a Term Lender

By:

/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,468,149.17.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Transamerica Floating Rate, as a Term Lender
By: AEGON USA, as its Investment Advisor

By:

/s/ John Bailey
Name:	John Bailey
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  AEGON USA, as its Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,179,380.06.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

U.S. Specialty Insurance Company, as a Term Lender
By: BlackRock Investment Management, LLC, its Investment Manager

By:

/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Investment Management, LLC, its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $250,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

United Ohio Insurance Company, as a Term Lender

By:

/s/ Kathy News
Name:	Kathy News
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,206,349.02.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Upland CLO, Ltd., as a Term Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $371,061.25.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Upper Tier Corporate Loan Fund 1, as a Term Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:

/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,974,519.34.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

VantageTrust, as a Term Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:

/s/ Anar Majmudar
Name:	Anar Majmudar
Title:	Authorized Signatory

If a second signature is necessary:

By:

/s/ Norman Yang
Name:	Norman Yang
Title:	Authorized Sgnatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $30,500,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Term Lender

By:

/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Income Fund: Fidelity Total Bond Fund, as a Term Lender

By:

/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Term Lender

By:

/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,505,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Floating Rate High Income Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Term Lender

By:

/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $500,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Term Lender

	By:	/s/ Colm Hogan

	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $490,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Floating Rate High Income Fund

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as a Term Lender

By:

/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $390,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Term Lender

By:

/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,170,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee, as a Term Lender

By:

/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,015,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

FIAM Leverage Loan, LP

By: FIAM LLC as Investment Manager, as Term Lender

By:

/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $280,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager, as a Term Lender

By:

/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $150,000.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor, as a Term Lender

By:

/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $310,167.96.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virtus Low Duration Income Fund, as a Term Lender

By:

/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $12,805,505.85.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virtus Multi-Sector Short Term Bond Fund, as a Term Lender

By:

/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,633,800.24.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virtus Senior Floating Rate Fund, as a Term Lender

By:

/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2016-4, Ltd., as a Term Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Floating Rate Fund, as a Term Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund, as a Term Lender
By: Voya Investment Trust Co. as its trustee

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Voya Investment Trust Co. as its trustee

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $5,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund, as a Term Lender
By: Voya Investment Trust Co. as its trustee

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): By: Voya Investment Trust Co. as its trustee

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Prime Rate Trust, as a Term Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $1,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Senior Income Fund, as a Term Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:

/s/ Jason Esplin
Name:	Jason Esplin
Title:	Vice President

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: Voya Investment Management Co. LLC, as its investment manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $500,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wellfleet CLO 2016-2, Ltd., as a Term Lender

By:

/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $3,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wells Fargo Bank, National Association, as a Term Lender

By:

/s/ Jeff Graci
Name:	Jeff Graci
Title:	Managing Director

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any):

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $519,084.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wells Fargo Multi-Sector Income Fund, as a Term Lender
by: Wells Capital Management, as Investment Advisor

By:

/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): by: Wells Capital Management, as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $149,623.12.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wells Fargo Strategic Income Fund, as a Term Lender
by: Wells Capital Management, as Investment Advisor

By:

/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): by: Wells Capital Management, as Investment Advisor

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $500,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

WM Pool - High Yield Fixed Interest Trust, as a Term Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:

/s/ Regan Scott
Name:	Regan Scott
Title:	Managing Director

If a second signature is necessary:

By:

/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

Name of Fund Manager (if any): By: Oaktree Capital Management, L.P. Its: Investment Manager

[Signature Page to Third Amendment to Credit Agreement]

ELECTION FORM

This election form (“Election Form”) is in respect of the Credit Agreement, dated as of June 12, 2015, among, inter alios, Altice US Finance I Corporation as borrower, JP Morgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Existing Term Lenders.  The undersigned existing Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option (cashless roll)	Post-Closing Settlement Option (cash roll)

☒          to convert 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender into March 2017 Refinancing Term Loans

☐            to have 100% (or such lesser amount as shall be allocated to such Lender by the Lead Arranger) of the outstanding principal amount of the 2016 Extended Term Loans held by such Lender prepaid on the Refinancing Draw Date and purchase by assignment the principal amount of March 2017 Refinancing Term Loans committed to separately by such Lender

The total aggregate amount of the undersigned Lender’s existing 2016 Extended Term Loan commitments is $2,000,000.00.  The Lead Arranger reserves the right to accept or reject in full or in part such amount in their allocations for the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Election Form to be duly executed and delivered by its proper and duly authorized officer(s).

Xilinx Holding Six Limited, as a Term Lender
BY: GSO Capital Advisors LLC, As its Investment Manager

By:

/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

If a second signature is necessary:

By:

Name:
Title:

Name of Fund Manager (if any): BY: GSO Capital Advisors LLC, As its Investment Manager

[Signature Page to Third Amendment to Credit Agreement]